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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                               (Amendment No. 1)

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 17, 1999

                             REPUBLIC BANCORP INC.
            (Exact name of registrant as specified in its charter)


        Michigan                        0-15734                 38-2604669
(State or other jurisdiction       (Commission File No.)       (IRS Employer
     of incorporation)                                       Identification No.)

                1070 East Main Street, Owosso, Michigan 48867
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (517) 725-7337


         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          On July 14, 1999, the Company released earnings for the three and six month periods ended June 30, 1999. See Exhibit 99.6.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (b)  Pro Forma Financial Information.

               Included with this Current Report on Form 8-K/A as Exhibit 99.4 are (A) unaudited pro forma condensed combined statement of income of Republic Bancorp Inc. and D&N Financial Corporation for the three months ended March 31, 1999; (B) unaudited pro forma condensed combined balance sheet of Republic Bancorp Inc. and D&N Financial Corporation as of March 31, 1999; and (C) notes to such unaudited pro forma condensed combined financial statements of Republic Bancorp Inc. and D&N Financial Corporation.

               Also included with this Current Report on Form 8-K/A as Exhibit
99.5 are unaudited pro forma condensed combined statements of income of Republic Bancorp Inc. and D&N Financial Corporation for the years ended December 31, 1998, 1997 and 1996.

          (c)  Exhibits.


   Exhibit Reference
        Number               Exhibit Description
        ------               -------------------
         99.4                Pro Forma Financial Information as follows: (A)
                             unaudited pro forma condensed combined statement of income of Republic Bancorp Inc. and D&N Financial
                             Corporation for the three months ended March 31, 1999; (B) unaudited pro forma condensed combined balance sheet of Republic Bancorp Inc. and D&N
                             Financial Corporation as of March 31, 1999; and (C) notes to such unaudited pro forma condensed combined financial statements of Republic Bancorp
                             Inc. and D&N Financial Corporation.

         99.5                Pro Forma Financial Information as follows:
                             unaudited pro forma condensed combined statements
                             of income of Republic Bancorp Inc. and D&N
                             Financial Corporation for the years ended December
                             31, 1998, 1997, and 1996.
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   Exhibit Reference
        Number               Exhibit Description
        ------               -------------------
         99.6                Earnings release dated July 14, 1999 announcing
                             combined earnings of Republic Bancorp Inc. and D&N
                             Financial Corporation for the three and six months ended June 30, 1999.


_______________________
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REPUBLIC BANCORP INC.



Date:  July 16, 1999               By:  /s/ Thomas F. Menacher
                                      ----------------------------------
                                        Name: Thomas F. Menacher
                                        Its:  Executive Vice President,
                                              Treasurer and Chief Financial
                                              Officer
                                              (Principal Financial and
                                               Accounting Officer)